Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the amended annual report of Synergx Systems Inc. (the "Company") on Form 10-KSB/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel S. Tamkin, Chief Executive Officer of the Company, and I, John A. Poserina, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ Daniel S. Tamkin
                                ----------------------
                                Daniel S. Tamkin
                                Chief Executive Officer
                                Synergx Systems Inc.
                                                               June 25, 2003



                                /s/ John A. Poserina
                               -----------------------
                                John A, Poserina
                                Chief Financial  Officer
                                Synergx Systems Inc.
                                                                June 25, 2003